FEDERATED INSURANCE SERIES

Federated Prime Money Fund II

Supplement to Statement of Additional Information dated April 30, 2008

Please add the following disclosure to the section entitled “INVESTMENT RISKS”:

Risks Associated with Temporary Liquidity Guarantee Program
The Fund may invest in securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), an instrumentality of the United States, under its Temporary Liquidity Guarantee Program ("Program").  Under the Program, if the issuer of the security does not make timely payment of principal or interest in accordance with the terms of such security, the FDIC will make scheduled payments of unpaid principal and interest.

In order to receive payments from the FDIC, the Fund would be required to make a written demand with a conforming proof of claim (collectively, "Demand") following an issuer's nonpayment of principal or interest.  There is no designated period within which the FDIC is required to make guarantee payments after receipt and verification of the Demand.  Accordingly, the guarantee payments on a portfolio security held by the Fund could be delayed from the date that payment was due under the terms of such security.

March 6, 2009

Cusip 313916504

40179 (03/09)